                                                                   Exhibit 99(b)


                                          KEYCORP STUDENT LOAN TRUST 1999-A
                                               NOTEHOLDERS' STATEMENT
                                  pursuant to Section 5.07(b) of Sale and Servicing
                     Agreement (capitalized terms used herein are defined in Appendix A thereto)

----------------------------------------------------------------------------------------------------------------------

Distribution Date:  September 27, 2002

(i)    Amount of principal being paid or distributed:
       (a)  Class A-1 Notes:    (1)       $0.00
                                     --------------------
                                (2) ( $           -      , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)   $24,120,496.88
                                     --------------------
                                (2) ( $ 0.0000423        , per $1,000 original principal amount of the Notes)
                                     --------------------

(ii)   Amount of interest being paid or distributed on:
       (a)  Class A-1 Notes:    (1)   $0.00                    2.0100000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $           -      , per $1,000 original principal amount of the Notes)
                                     --------------------
       (b)  Class A-2 Notes:    (1)   $2,585,975.33            2.2000000%     (Based on 3-Month LIBOR)
                                     --------------------     ---------------
                                (2) ( $ 0.0000045        , per $1,000 original principal amount of the Notes)
                                     --------------------
       (c)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:   2.0375000%
                                                                                                 ---------------------
            (2)  The Student Loan Rate was:           Not Applicable
                                                    --------------------

(iii)  Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
       (a)  Distributed:   (1)         $0.00
                                --------------------
                           (2) ( $             -    , per $1,000 original principal amount of the Notes)
                                --------------------
       (b)  Balance:       (1)   $             -
                                --------------------
                           (2) ( $             -    , per $1,000 original principal amount of the Notes)
                                --------------------

(iv)   Pool Balance at end of related Collection Period:              $470,435,590.27
                                                                   ----------------------

(v)    After giving effect to distributions on this Distribution Date:
       (a)  (1)  Outstanding principal amount of Class A-1 Notes:              $0.00
                                                                        -----------------
            (2)  Class A-1 Note Pool Factor:                     -
                                                    --------------------
       (b)  (1)  Outstanding principal amount of Class A-2 Notes:          $435,835,590.27
                                                                        -------------------------
            (2)  Class A-2 Note Pool Factor:               0.76408764
                                                    --------------------

(vi)   (a)  (1)  Amount of Servicing Fee for related Collection Period:              $505,155.96
                                                                                  --------------------
            (2)   $ 0.6083285        , per $1,000 original principal amount of the Notes.
                 --------------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:          $0.00
                                --------------------
                                 $             -    , per $1,000 original principal amount of the Notes.
                                --------------------
            (2)  Balance:              $0.00
                                --------------------
                                 $             -    , per $1,000 original principal amount of the Notes.
                                --------------------
       (c)  Amount of Administration Fee for related Collection Period:     $3,000.00
                                                                          ---------------
                                          ------------------------------------------------------------
                       $ 0.0036127        , per $1,000 original principal amount of the Notes
                      --------------------
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                                                                          Page 2


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
(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:      $1,540.02
                                                                                            ---------------------
       (b)  Delinquent Contracts                     # Disb.         %               $ Amount         %
                                                     -------         -               --------         -
            30-60 Days Delinquent                      1,008       1.31%           $12,223,636      3.10%
            61-90 Days Delinquent                        456       0.59%           $ 5,896,384      1.50%
            91-120 Days Delinquent                       269       0.35%           $ 3,210,175      0.81%
            More than 120 Days Delinquent                708       0.92%           $ 8,622,227      2.19%
            Claims Filed Awaiting Payment                276       0.36%           $ 1,908,028      0.48%
                                                    ----------     ----------     -------------   -----------
               TOTAL                                   2,717       3.54%           $31,860,450      8.08%

(viii) Amount in the Reserve Account:           $1,483,668.26
                                               --------------------

(ix)   Amount in the Prefunding Account:             $0.00
                                               --------------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:          $0.00
                                                                        --------------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:       $0.00
                                                                        --------------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date         7.68%
                                                                        ----------
       (b)  TERI Trigger Event has not occured.
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